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                          N/I FAMILY OF MUTUAL FUNDS
                                      OF
                              THE RBB FUND, INC.

                 Supplement dated July 8, 1997 to Prospectus
                           dated December 16, 1996

     The sale of additional shares of the N/I Growth and N/I Micro Cap Funds will be restricted after the close of business on August 29, 1997. In addition, in the event that the net assets of the N/I Growth and Value Fund increase to an amount that exceeds $200,000,000, the sale of additional shares of that Fund would also be restricted. A Fund with restrictions on sales of its shares is referred to below as a "Closed Fund." Additional shares of a Closed Fund will be sold only to (i) persons who on that date were beneficial and record owners of shares of the Closed Fund or were beneficial owners of shares of The Closed Fund through accounts maintained by brokers by arrangement with The RBB Fund, Inc.,
(ii) existing and future clients of financial advisors and planners whose clients owned shares of the Closed Fund on that date, and (iii) employees of Numeric Investors L.P. and their spouses and children. Other persons who are shareholders of other N/I Funds will not be permitted to acquire shares of the Closed Fund by exchange. Distributions to all shareholders of the Closed Fund will continue to be reinvested unless a shareholder elects otherwise. The adviser reserves the right to further restrict sales of shares of a Closed Fund.